UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 7, 2008
AMERICAN EXPRESS
RECEIVABLES
FINANCING
CORPORATION V LLC
on behalf of
AMERICAN EXPRESS
ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)
(Exact Name of registrant as Specified in Charter)

Delaware	333-130522-01	20-2007139
(State or Other	(Commission	(I.R.S.
Jurisdiction of	File Number)	Employer
Incorporation		Identification
or		Number)
Organization)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if Changed Since Last
Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On August 7, 2008, American Express Issuance Trust supplemented its Amended and Restated Indenture, dated as of November 1, 2007, with its Series 2008-2 Indenture Supplement, dated as of August 7, 2008. The Series 2008-2 Indenture Supplement is attached hereto as Exhibit 4.1.

On August 7, 2008, American Express Issuance Trust issued its $1,000,000,000 Class A Series 2008-2 4.02% Asset Backed Notes, $26,526,000 Class B Series 2008-2 Floating Rate Asset Backed Notes and $34,483,000 Class C Series 2008-2 Floating Rate Asset Backed Notes (the “Notes”).

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Series 2008-2 Indenture Supplement, dated as of August 7, 2008, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Peter C. Sisti

Name:	Peter C. Sisti
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Series 2008-2 Indenture Supplement, dated as of August 7, 2008, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.